March 19, 1997
          Page 1

                                                               EXHIBIT 10.1








                                    March 19, 1997



          Anthony P. Campo
          104 Chipola Court
          Mandeville, LA

          Dear Anthony:

               This letter is to set forth the terms that have been freely and mutually agreed upon by us in connection with your separation from employment with the Company, effective March 19, 1997.

               In satisfaction of all of its obligations under your Employment Agreement dated December 16, 1993, as amended May 16, 1996, and your Change of Control Agreement, the Company will (i) pay in full to you all salary, wages, and other compensation or remuneration owed and due to you arising out of or related to your employment with the Company through March 19, 1997, less applicable withholding for taxes; (ii) pay to you in a lump sum of $363,000 less applicable withholding for taxes; (iii) for a period of 12 months from March 19, 1997, reimburse you for the health insurance premiums paid by you for health insurance under your COBRA elections made to continue the coverage that the Company maintains; (iv) continue the lease payments, insurance, etc. that the Company has been paying with respect to, and permit you to continue to use, the Company automobile you are currently using for the duration of the current lease; and (v) permit you to retain your office computer and other small items of a personal nature in your office.

               The Company acknowledges that you will remain a director of the Company until your resignation, removal or non-reelection and that for purposes of compensation of directors, you will be a non-employee director.

               The Company will also enter into with you a consulting and non-competition agreement (the "Agreement") in the form attached.

               In exchange for the above, you will enter into the Agreement and you voluntarily release the Company and its affiliates, officers, agents, directors, employees, shareholders and insurers from any and all claims of whatsoever nature and kind which may have arisen from any act done, or not done, relating in any way to your employment with the Company and its affiliates, including, but not limited to, the Employment Agreement and any alleged violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, the Employee Retirement Income Security Act (ERISA), the Fair Labor Standards Act, the American with Disabilities Act, and any other federal, state, or local law, regulation or ordinance.

               You  and  the  Company  both  agree  that neither party will display, discuss or publicize this letter agreement, its underlying terms or the facts and circumstances leading to the separation of your employment with the Company except as necessary to comply with applicable laws and legal process. You understand that disclosure of the terms is required by federal securities laws.

               This letter agreement further supersedes any and all other agreements, either oral or in writing, between us with respect to your employment with the Company and contains all the agreements between us with respect to such employment, except that you will continue to comply with Paragraph 9 of the Employment Agreement in accordance with its terms.

               The construction and interpretation of this agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana.


                                        Very truly yours,

                                        CAMPO ELECTRONICS, APPLIANCES,
                                        AND COMPUTERS, INC.


                                        By:  /s/ RON FORMAN




          AGREED TO AND ACCEPTED THIS
          19th DAY OF MARCH, 1997.


          /s/ ANTHONY P. CAMPO




          March 19, 1997
          Page 1

               PERSONAL SERVICES CONTRACT AND NON-COMPETITION AGREEMENT


               Agreement   between   Campo   Electronics,  Appliances   and
          Computers,   Inc.   (the   "Company")  and   Anthony   P.   Campo
          ("Consultant") dated March 19, 1997.

               1.   Definitions.   The   following  terms  shall  have  the
          meanings set forth below:

                    (a)  "Associate"  and  "Affiliate"   -   the   meanings
          specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended ("Rule 12b-2").

                    (b)  "Business" - the  business in which the Company is
          currently engaged, including but not limited to the retail sale and installation of (i) major home appliances such as microwave ovens, washing machines, dryers, air conditioners, dishwashers, refrigerators, freezers, ranges and vacuum cleaners; (ii) consumer electronics, such as televisions, video cassette recorders, camcorders, audio components, audio systems, portable audio equipment, car stereos, mobile telephones and automobile anti-theft devices; and (iii) home office products, such as personal computers, telephones, answering machines, fax machines, copiers, calculators and computer software.

                    (c) "Competitive Business" - any business or line of business that (i) in whole or in part, as of the date of this Agreement, is the same as, substantially similar to, or competitive with, any facet of the Business and (ii) operates, sells, markets, competes or derives revenue in the Restricted Market.


                    (d) "Person" - any natural person, any entity, and any enterprise of any kind, including governmental or political subdivisions, agencies or instrumentalities thereof

                    (e) "Restricted Market" - (i) During the term of this Agreement, the parishes in Louisiana of Orleans, East Baton Rouge, St. Tammany, Caddo, Bossier, Ouachita, Calcasieu and Rapides, and all parishes, counties and municipalities within the other states within which the Company is then engaged in its Business and (ii) following termination of this Agreement for the periods of time in subsections 3(c) and 3(d), the above parishes of Louisiana, any parish of Louisiana in which the Company is engaged in its Business at the time of such termination, and such additional jurisdictions, as are specified in writing to Consultant at such time.

               2.   Personal  Services to be Performed; Term; Compensation.
          (a) The Company hereby engages Consultant to serve as its consultant and Consultant agrees to so serve for a period commencing as of the date hereof and ending on the second anniversary of the date hereof, unless sooner terminated as provided herein. Consultant agrees to perform services on such matters and at such times as and when requested by the management or Board of Directors of the Company upon reasonable notice. Consultant agrees to devote such of his time, skill, labor and attention to the performance of such services as may be necessary or desirable to render the prompt and effective performance of his duties hereunder.

                    (b) Consultant shall not be precluded by this Section from pursuing other employment or occupational or vocational activities, provided that he complies with the covenants in Sections 2(a) and 3.

                    (c)  In exchange for his services and his  covenants in
          Section 3, the Company shall pay Consultant $5,000 per month, payable monthly. Consultant shall also be entitled to reimbursement for all travel and other out-of-pocket expenses reasonably incurred by him in the performance of his duties, subject to Company policies with respect thereto, after receipt of Consultant's written expense voucher (with copies of bills attached) indicating the amount, nature and purpose of the expenses incurred, all of which shall be in such form and detail as to enable the Company to substantiate its federal income tax deductions for such expenses.

               3. Covenant Not to Compete. (a) Consultant hereby agrees that, he will not, and will cause his Affiliates and Associates not to, directly or indirectly:

                         (i) own, manage, operate, control, consult, advise, promote, invest or acquire an interest in (other than investments not exceeding 4% of voting or equity), be employed by, act as an agent on behalf of, allow his skill, knowledge, experience or reputation to be used by, or otherwise engage or participate in (whether as a proprietor, partner, shareholder, director, officer, employee, consultant, advisor, sales agent, joint venturer, investor, promoter or other participant in) any Competitive Business within the Restricted Market; provided that he may own an interest in Mobile-One and he may also be employed by Mobile-One as long as Mobile-One's business is not expanded to include any other Competitive Business (It is agreed that Mobile-One's business currently is the retail sale and installation of car stereos, mobile communication devices, automobile anti-theft devices and other electronic devices designed for use in automobiles);

                         (ii) solicit, induce, influence or attempt to influence any customer, supplier, distributor, sales agent, lender, lessor or any other person who has a business relationship with the Company, or who on the date of this Agreement had a business relationship with the Company or had in the past year engaged in discussions or negotiations to enter into a business relationship with the Company, to discontinue or reduce the extent of such relationship with the Company;

                         (iii) recruit, solicit or otherwise induce, influence or attempt to influence any employee or agent of the Company to discontinue such employment or relationship with the Company, or employ or seek to employ, or cause or permit any Competitive Business to employ or seek to employ, any person who is then (or was at any time within one year prior to the date Consultant, his Affiliates or Associates, or the Competitive Business employs or seeks to employ such person) employed by the Company; or

                         (iv) use   the   Campo  name  in  any  Competitive
          Business.

                    (b) Each of the covenants in subsection (a) of this Section shall be binding for the lesser of two years from the date hereof or the maximum period of time under applicable law for which a natural person or corporation may agree not to compete in connection with the provision of consulting services.

               4.   Status  of  Consultant.   (a)  The  parties  agree that
          Consultant is an independent contractor and not an employee of the Company. Accordingly, Consultant acknowledges that he will
          (i) not be eligible or entitled to participate in any employee benefit plans, arrangements, distributions, insurance or other similar benefits that may be provided by the Company to its employees, (ii) not be treated as an employee for purposes of any law regarding income tax withholding or for purposes of contributions required by any unemployment, insurance or compensatory program, and (iii) be solely responsible for the payment of, and will pay when due, any taxes or assessments imposed on account of the compensation to or the services by him pursuant hereto, including, without limitation, any unemployment insurance tax, federal, state or local income taxes, federal social security payments, state disability insurance taxes and foreign taxes. Consultant agrees to indemnify and hold harmless the Company from any liabilities, claims, losses or expenses arising out of his breach of this Section 4, which obligation shall survive the termination of this Agreement.

                    (b)  Consultant  will  not,  and  has  no authority to,
          represent  to  others  that  he  is an employee or agent  of  the
          Company. Except as expressly authorized in writing by the Company, Consultant has no authority to bind or obligate the Company, to use the name of the Company or any of its Affiliates in any manner whatsoever, or to represent to others that he has any such authority.

               5.   Term;   Termination.   (a)  Unless  earlier  terminated
          pursuant to subsection (b), this Agreement shall terminate on the second anniversary of the date hereof.

                    (b) Notwithstanding anything to the contrary contained herein, this Agreement may be terminated by:

                         (i) either party in the event of a material breach by the other of them of any covenant or agreement contained herein, which cannot be cured within 10 days after written notice of such breach is given to the party committing such breach;

                         (ii) the Company, upon the Consultant's death, incapacity or interdiction; or

                         (iii) the mutual written consent of both parties hereto in whole or in part at any time.

                    (c) Except as otherwise provided herein, upon termination of this Agree-ment under this Section 5, all obligations of the Company and Consultant hereunder shall cease; except that the obligations of Consultant under Section 3 hereunder shall survive for the periods of time set forth in subsection 3(b) hereof. If this Agreement is terminated by Consultant pursuant to subsection (b)(i) above, all amounts owed him for the unexpired term hereof shall become immediately due and payable in full to him within 30 days of such termination.

               6. Notices. Any notice, communication, request, reply, consent, advice or disclosure notice ("Notice") required or permitted to be given in connection herewith must be in writing and may be given by (i) depositing it in the United States mail, postage prepaid and registered or certified with return receipt requested, (ii) hand delivery, or (iii) sending it by an express air mail courier service for next business day delivery, facsimile or e-mail. Notice deposited in the mail shall be effective 72 hours thereafter; otherwise it shall be effective upon delivery. For purposes of Notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

               (a)       If to the Company:

                         104 Northpark Blvd.
                         Covington, La.

                         Attention: President

                    (b)  If to Consultant:

                         104 Chipola Court
                         Mandeville, La.

          or such other address as either party shall specify by Notice to the other party.

               8. Complete Agreement; No Amendment. This Agreement is the entire under-standing between the parties with respect to the matters provided for herein, and all prior discussions, negotiations, commitments, writings and understandings related hereto are hereby superseded. This Agreement shall not be amended or modified except by the written agreement of the parties.

               9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Consultant may not assign either his rights or obligations hereunder without the Company's prior written consent.

               10. Remedies. The parties agree that if Consultant breaches or is about to breach any provision hereof, the damage to the Company will be substantial, although difficult to ascertain, and money damages may not afford it an adequate remedy, and it shall be entitled, in addition to all other rights and remedies as may be available to it at law or in equity, to specific performance and injunctive and other equitable relief to prevent or restrain a breach.

               11. Governing Law. The construction and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana, provided, however, that any dispute regarding the reasonableness of the covenants and agreements in Section 3 hereof, or the territorial scope or duration thereof, shall be governed by the laws applicable to such dispute.

               12. Waivers. The Company will not be deemed as a consequence of any act, delay, failure, omission, forbearance or other indulgence granted by it from time to time or for any other reason to have: (a) waived, or to be estopped from exercising, any of its rights or remedies hereunder or (b) modified, changed, amended, terminated, rescinded, or superseded any of the terms hereof, unless it does so expressly, in a writing signed by a duly authorized officer. No single or partial exercise by the Company of any right or remedy will preclude other or further exercise thereof or the exercise of any other right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion. No notice or demand will entitle its recipient to any other or future notice or demand in similar or other circumstances.

               13. Severability. Consultant acknowledges that (a) the geographic scope of the covenants contained herein is the result of arm's-length bargaining and is fair and reasonable in light of the nature of the operations of the Business and that some or all facets of the Business have been conducted throughout the Restricted Market and (b) such covenants are given as an integral part of his obligation to provide services pursuant to Section 2 hereof. It is the desire, intent and agreement of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under the laws and public policies applied in each jurisdiction in which enforcement is sought, and if the duration, geographical scope or any other provision of the covenants herein are determined to be invalid or unenforceable in any jurisdiction, then they will negotiate in good faith to modify or limit the scope of such covenants in a manner that they believe, after consultation with their respective counsel, will result in such covenants being enforceable in such jurisdiction, it being the intent of this provision that such modification or limitation will apply only with respect to such jurisdiction and that the Company shall at all times have the benefit of the covenants contained herein, except to the extent otherwise required by any such modification or limitation. Without limiting the generality of the foregoing, the parties acknowledge that the covenants in subsections (i) through (iii) of Section 3(a) and in Sections 3(b), 3(c) and 3(d) are each intended to be separate and divisible, and if, for any reason, any one or more shall be determined to be invalid or unenforceable, in whole or in part, such determination shall not be held to affect the validity or enforceability of any other such covenant or portion thereof.

               14.  Determinations.   Any good faith determination  by  the
          Board  of  Directors  that  a  business   or   line  of  business
          constitutes a Competitive Business shall be final and binding.

               15. Acknowledgment. Consultant hereby acknowledges that he has read, understands and expressly agrees to the terms of this Agreement, including without limitation the provisions governing the length of his agreements not to compete and the choice of governing law.

               IN WITNESS WHEREOF, the parties hereto have duly authorized, executed and delivered this Agreement as of the date first above written.


                                        CAMPO ELECTRONICS, APPLIANCES
                                        AND COMPUTERS, INC.

                                        By:  /s/ RON FORMAN



                                             /s/ ANTHONY P. CAMPO